UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Computer Programs and Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Computer Programs and Systems, Inc.
Important Notice Regarding the Availability of Proxy Materials

P.O. BOX 8016, CARY, NC 27512-9903	Stockholders Meeting to be held on
May 11, 2023
For Stockholders of record as of March 17, 2023

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/CPSI

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/CPSI

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 01, 2023.

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/CPSI	(866) 648-8133	paper@investorelections.com
When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.	* If requesting material by e-mail, please send a blank
e-mail with the 12 digit control number (located above)
in the subject line. No other requests, instructions OR
other inquiries should be included with your e-mail
requesting material.

Computer Programs and Systems, Inc.

Meeting Type: Annual Meeting of Stockholders
Date: Thursday, May 11, 2023
Time: 8:00 AM, Central Time
Place: Annual Meeting to be held live via the Internet - please visit
www.proxydocs.com/CPSI for more details.

You must pre-register to attend the meeting online and/or participate at www.proxydocs.com/CPSI.

SEE REVERSE FOR FULL AGENDA

Computer Programs and Systems, Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ALL OF THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, FOR ONE YEAR IN PROPOSAL 3 AND FOR PROPOSAL 4.

PROPOSAL

1.	To elect three Class III directors to serve on the Board of Directors of the Company for a three-year term expiring at the 2026 Annual Meeting of Stockholders;

1.01 Regina M. Benjamin

1.02 David A. Dye

1.03 Christopher T. Hjelm

2.	To approve on a non-binding advisory basis the compensation of the Company’s named executive officers (“NEOs”);

3.	To hold a non-binding advisory vote on the frequency of future advisory votes on executive compensation;

4.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accountants for the year ending December 31, 2023; and

5.	The transaction of such other business as may properly come before the meeting.